                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1998
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
OFFERING INVESTORS THE OPPORTUNITY FOR HIGH CURRENT
INCOME, LIQUIDITY AND SECURITY OF PRINCIPAL

KEMPER
U.S. GOVERNMENT SECURITIES FUND

                    "... There are two ways to add value in
                     a government fund: adjusting duration
                   ... and adjusting allocation ... We did a
                     pretty good job of both this year...."

                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
8
Portfolio Statistics
9
Portfolio of
Investments
10
Report of
Independent Auditors
11
Financial Statements
13
Notes to
Financial Statements
18
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1998 (UNADJUSTED FOR ANY SALES CHARGE)

                        [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                      7.64
CLASS B                                      6.67
CLASS C                                      6.66
LIPPER GNMA BOND FUNDS CATEGORY AVERAGE*     6.77
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF      AS OF
                                    10/31/98   10/31/97
--------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS A           $8.86      $8.81
--------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS B           $8.85      $8.80
--------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS C           $8.87      $8.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND RANKINGS AS OF 10/31/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GNMA BOND FUNDS CATEGORY*

                         CLASS A             CLASS B             CLASS C
--------------------------------------------------------------------------------
1-YEAR                #5 of 51 Funds     #25 of 51 Funds    #29 of 51 Funds
--------------------------------------------------------------------------------
5-YEAR               #14 of 32 Funds            N/A                N/A
--------------------------------------------------------------------------------
10-YEAR              #10 of 23 Funds            N/A                N/A
--------------------------------------------------------------------------------
15-YEAR               #2 of 6 Funds             N/A                N/A
--------------------------------------------------------------------------------
20-YEAR               #1 of 3 Funds             N/A                N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1998.

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
ONE-YEAR INCOME:       $0.6000   $0.5192   $0.5199
--------------------------------------------------------------------------------
OCTOBER DIVIDEND:      $0.0500   $0.0433   $0.0434
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:       6.77%     5.87%     5.87%
--------------------------------------------------------------------------------
SEC YIELD+:               5.69%     5.04%     5.06%
--------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

TERMS TO KNOW
YOUR FUND'S STYLE

[FIXED STYLE BOX]

--------------------------------------------------------------------------------
                                   MORNINGSTAR INCOME STYLE BOX
--------------------------------------------------------------------------------
                                   Source: Data provided by Morningstar,
                                   Inc., Chicago, IL 312-696-6000. The Income
                                   Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                                   Please note that style boxes do not
                                   represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day.
                                   A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three-years. Morningstar has placed Kemper U.S.
                                   Government Securities Fund in the
                                   Intermediate Government Category. Please consult the prospectus for a description of investment policies.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS ALSO THE PORTFOLIO MANAGER OF KEMPER U.S. GOVERNMENT SECURITIES FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THROUGHOUT THE FUND'S FISCAL YEAR, TURBULENT INTERNATIONAL MARKETS PROMPTED INVESTORS WORLDWIDE TO FLEE TO THE RELATIVE SAFETY OF U.S. GOVERNMENT BONDS. DESPITE VOLATILITY GENERATED AS INVESTORS SCRAMBLED TO ASSESS THE IMPACT ON THE U.S. ECONOMY, THE FUND POSTED 7.64 PERCENT TOTAL RETURN (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) FOR THE YEAR, SOUNDLY BEATING THE AVERAGE GNMA FUND.

Q      WHAT WERE THE MOST SIGNIFICANT FACTORS THAT AFFECTED THE INVESTMENT
ENVIRONMENT DURING THE FISCAL YEAR?

A      Without a doubt, the most significant impact was felt as a result of instability in foreign bond and stock markets -- first from developments in Asia, then Russia and finally in Latin America.

       As you may recall, in October 1997 investor concern regarding potential economic and currency problems in Asian countries reached a boiling point. Investors began to realize that the outsized growth in recent years experienced by these countries -- particularly Hong Kong, Thailand, Malaysia and Indonesia -- was supported largely by intense speculation worldwide. This support began to reverse itself in the summer of 1997 with the devaluation of the Thailand Baht, and in October the Hong Kong stock market imploded and other Asian countries devalued their currencies.

       As the fiscal year progressed, the Asian crisis spread to other developing economies -- Latin American countries also started to experience problems, and most recently, Russia effectively devalued the ruble and rescheduled its outstanding debt.

       Ironically, the problems abroad led to strong performance by U.S. Government bonds, long considered the safest investment in the world. Global investors opted for the relatively safe haven of U.S. Treasuries, and demand drove Treasury bond prices sharply higher. At the same time, investors expected cheaper foreign goods to put a damper on domestic inflation, and lower exports to impede U.S. economic growth.

       Thus, the turmoil abroad was responsible for one of the most startling turnarounds in investor psychology we've seen in domestic bond markets for quite a while. You must remember that, in early 1998, the U.S. economy appeared to be growing quite rapidly, which indicated steady or perhaps rising interest rates. The troubles in foreign markets changed this perception and suggested an opportunity for lower interest rates in the future, a positive for bonds. As uncertainty over the direction of global economies increased, so did demand for U.S. government bonds, and the result was a powerful rally in Treasuries, particularly through August and September.

       The culmination of this uncertainty was a 0.25 percent interest rate cut by the Federal Reserve on September 29, which was meant to appease markets and show America's commitment to supporting economies worldwide. Financial markets, however, were expecting more aggressive action and reacted negatively, which caused a drop in bond prices at the end of the fiscal year. Another 0.25 percent rate cut followed on October 16, however, and global financial markets rebounded substantially.

Q      FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1998, THE FUND'S 7.64 PERCENT
RETURN (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) SOUNDLY

PERFORMANCE UPDATE

BEAT THE LIPPER GNMA FUND CATEGORY'S 6.77 PERCENT RETURN. HOW DID YOU MANEUVER THE FUND IN A VOLATILE MARKET TO ACHIEVE THIS PERFORMANCE?

A      There are two ways to add value in a government fund: adjusting duration to benefit from moves in interest rates, and adjusting the allocation between Treasuries and mortgages when one or the other looks attractive. We did a pretty good job of both this year.

       As the fiscal year began, we suspected that the problems in Asia were going to develop into a worldwide issue, and our expectation was that the uncertainty would be a positive sign for "safe haven" investments like U.S. government bonds. So we began to lengthen the fund's duration to help the fund benefit more fully from an expected decline in rates. By mid-January, rates had indeed declined as the market priced in a rosy scenario for bonds. It was widely accepted that the Asian crises would curtail U.S. economic growth in 1998, and the market clearly anticipated that the Federal Reserve would cut interest rates to help sustain the economy's growth. So we made the right decision to lengthen when we did.

       In January, however, despite the market's optimism, we didn't see any hard numbers supporting the theory that U.S. growth would succumb to decreased overseas demand. We decided then to reduce the fund's duration slightly to try to lock in some of our profits. This strategy worked out quite well through mid-1998.

       During the second half of the fiscal year, the challenge was to adjust allocations in the face of rapidly declining long-term interest rates. Treasury bonds react most favorably to rate declines, because their fixed payout becomes more attractive. Mortgages don't react as favorably, the reason being fear of prepayment. As rates fall, homeowners refinance their mortgages, opting to get a new mortgage with a lower rate and paying off the previous, higher-rate mortgage. This means investors in mortgage-backed securities are concerned they'll get their investment back sooner than expected and have to reinvest at a lower rate.

       As rates fell from July through October, we were able to trade down to lower-coupon mortgages and avoid securities with a lot of prepayment risk. We also boosted the fund's allocation to Treasuries and Treasury futures. This helped us ride out the long-term rate decline in pretty good shape.

       Most recently, we have boosted our mortgage allocation to a neutral weighting, because we don't think long rates can go much lower near-term. Nor do we think they'll trend significantly higher. So we've adopted what might be considered a "normal" stance regarding our duration and allocation.

Q      WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET FROM HERE?

A      Last year, investors focused on events outside the United States.
We expect their focus in the year ahead to turn closer to home. Japan appears as if it is finally taking substantive action to alleviate credit problems and repair the banking sector. Should their efforts be successful, much of the concern that now clouds Southeast Asian markets would be lifted. The International Monetary Fund (IMF) also looks as if it will receive the necessary funding to help other emerging markets, most importantly Russia and Brazil. If overseas markets calm down, that would relieve pressure on global interest rates and possibly allow them to move lower, which would be positive for bonds.

       In the U.S., the static from foreign markets has, to this point, muddied a very favorable environment for government bonds. Inflation remains extremely low and economic growth, while not robust, appears to be solid and sustainable. That would lead us to expect a slow-growth, low-inflation environment that would be beneficial for bonds. We fully expect some additional volatility in the markets as a few big hedge funds unwind some overzealous currency and fixed income positions. But, overall, the investment climate for fixed-income investors is quite favorable.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

 FOR PERIODS ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                               1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT SECURITIES FUND
    CLASS A                                     2.74%    5.51%    7.74%        8.92%     (since 10/1/79)
---------------------------------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT SECURITIES FUND
    CLASS B                                     3.67      N/A      N/A         6.65      (since 5/31/94)
---------------------------------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT SECURITIES FUND
    CLASS C                                     6.66      N/A      N/A         7.09      (since 5/31/94)
---------------------------------------------------------------------------------------------------------

[LINE GRAPH] KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS A

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN       KEMPER U.S. GOVERNMENT     SALOMON BROTHERS 30-YEAR
CLASS A SHARES FROM 12/31/97 TO 10/31/98        SECURITIES FUND CLASS A1           GNMA INDEX+            CONSUMER PRICE INDEX++
                                                ------------------------    ------------------------      ---------------------
12/31/79                                                10000.00                    10000.00                    10000.00
                                                         8776.00                     8965.00                    10443.00
                                                        10199.00                    10967.00                    10782.00
                                                         9273.00                    10026.00                    10952.00
                                                         9462.00                    10041.00                    11252.00
                                                         9301.00                     9941.00                    11538.00
                                                         9052.00                     9647.00                    11812.00
                                                         8360.00                     8881.00                    12151.00
                                                         9515.00                    10195.00                    12256.00
                                                         9765.00                    10680.00                    12321.00
                                                        10069.00                    11058.00                    12647.00
                                                        11493.00                    13168.00                    12764.00
                                                        12229.00                    14282.00                    12725.00
                                                        12548.00                    14876.00                    12764.00
                                                        12747.00                    15021.00                    12973.00
                                                        12940.00                    15289.00                    13129.00
                                                        13319.00                    15707.00                    13207.00
                                                        13458.00                    15583.00                    13377.00
                                                        13311.00                    14862.00                    13520.00
                                                        14141.00                    16468.00                    13690.00
                                                        14950.00                    17907.00                    13729.00
                                                        15369.00                    18324.00                    13872.00
                                                        16656.00                    20213.00                    14029.00
                                                        16951.00                    20742.00                    14120.00
12/31/85                                                18286.00                    22554.00                    14250.00
                                                        19859.00                    23555.00                    14185.00
                                                        20104.00                    23667.00                    14276.00
                                                        20526.00                    24590.00                    14368.00
                                                        21256.00                    25498.00                    14407.00
                                                        21566.00                    26082.00                    14615.00
                                                        21452.00                    25637.00                    14798.00
                                                        20806.00                    24882.00                    14993.00
                                                        21825.00                    26394.00                    15046.00
                                                        22545.00                    27558.00                    15189.00
                                                        22797.00                    28048.00                    15385.00
                                                        23095.00                    28660.00                    15619.00
                                                        23210.00                    28747.00                    15711.00
                                                        23438.00                    29059.00                    15945.00
                                                        25292.00                    31472.00                    16180.00
                                                        25530.00                    31907.00                    16297.00
                                                        26460.00                    33240.00                    16441.00
                                                        26108.00                    33205.00                    16780.00
                                                        26930.00                    34459.00                    16936.00
                                                        27210.00                    34993.00                    17301.00
                                                        29020.00                    36868.00                    17445.00
                                                        29699.00                    37905.00                    17601.00
                                                        30099.00                    38687.00                    17731.00
                                                        31975.00                    40810.00                    17888.00
12/31/91                                                34027.00                    42746.00                    17979.00
                                                        33242.00                    42503.00                    18162.00
                                                        34578.00                    44220.00                    18279.00
                                                        35609.00                    45537.00                    18422.00
                                                        35594.00                    45995.00                    18501.00
                                                        36352.00                    47350.00                    18722.00
                                                        37076.00                    48346.00                    18827.00
                                                        37735.00                    48375.00                    18918.00
                                                        37839.00                    48743.00                    19009.00
                                                        36914.00                    47505.00                    19192.00
                                                        36641.00                    47400.00                    19296.00
                                                        36676.00                    47741.00                    19478.00
                                                        36679.00                    48053.00                    19518.00
                                                        38600.00                    50589.00                    19739.00
                                                        40853.00                    53226.00                    19883.00
                                                        41606.00                    54372.00                    19974.00
                                                        43416.00                    56192.00                    20013.00
                                                        42575.00                    56099.00                    20300.00
                                                        42526.00                    56448.00                    20430.00
                                                        43471.00                    57638.00                    20574.00
                                                        44645.00                    59374.00                    20678.00
                                                        44616.00                    59435.00                    20860.00
                                                        46245.00                    61691.00                    20900.00
                                                        47581.00                    63591.00                    21017.00
                                                        48674.00                    65012.00                    21030.00
                                                        49397.00                    66064.00                    21147.00
                                                        50302.00                    67187.00                    21252.00
                                                        51917.00                    68873.00                    21330.00
10/31/98                                                51744.00                    68825.00                    21330.00

[LINE GRAPH] KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS B

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN       KEMPER U.S. GOVERNMENT     SALOMON BROTHERS 30-YEAR
CLASS B SHARES FROM 5/31/94 TO 10/31/98         SECURITIES FUND CLASS B1           GNMA INDEX+            CONSUMER PRICE INDEX++
                                                ------------------------    ------------------------      ---------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9936.44                     9954.00                    10034.00
                                                         9934.06                    10026.00                    10129.00
                                                         9903.63                    10081.00                    10149.00
                                                        10394.60                    10624.00                    10264.00
                                                        10988.50                    11177.00                    10339.00
                                                        11164.50                    11418.00                    10386.00
12/31/95                                                11628.20                    11800.00                    10407.00
                                                        11372.00                    11781.00                    10556.00
                                                        11344.80                    11854.00                    10624.00
                                                        11569.20                    12104.00                    10698.00
12/31/96                                                11831.00                    12469.00                    10753.00
                                                        11819.20                    12481.00                    10847.00
                                                        12207.20                    12855.00                    10868.00
                                                        12530.50                    13354.00                    10929.00
                                                        12793.40                    13653.00                    10936.00
                                                        12963.80                    13873.00                    10997.00
                                                        13170.90                    14109.00                    11051.00
                                                        13549.10                    14463.00                    11092.00
10/31/98                                                13293.20                    14453.00                    11092.00

[LINE GRAPH] KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS C

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN       KEMPER U.S. GOVERNMENT     SALOMON BROTHERS 30-YEAR
CLASS C SHARES FROM 5/31/94 TO 10/31/98         SECURITIES FUND CLASS C1           GNMA INDEX+            CONSUMER PRICE INDEX++
                                                ------------------------    ------------------------      ---------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9948.00                     9954.00                    10034.00
                                                         9948.00                    10026.00                    10129.00
                                                         9930.00                    10081.00                    10149.00
                                                        10422.00                    10624.00                    10264.00
                                                        11018.00                    11177.00                    10339.00
                                                        11194.00                    11418.00                    10386.00
12/31/95                                                11661.00                    11800.00                    10407.00
                                                        11406.00                    11781.00                    10556.00
                                                        11366.00                    11854.00                    10624.00
                                                        11592.00                    12104.00                    10698.00
12/31/96                                                11868.00                    12469.00                    10753.00
                                                        11843.00                    12481.00                    10847.00
                                                        12233.00                    12855.00                    10868.00
                                                        12572.00                    13354.00                    10929.00
                                                        12836.00                    13653.00                    10936.00
                                                        12992.00                    13873.00                    10997.00
                                                        13200.00                    14109.00                    11051.00
                                                        13592.00                    14463.00                    11092.00
10/31/98                                                13537.00                    14453.00                    11092.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUES WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE (CDSC) IS 4%.
  CLASS C SHARES HAVE NO SALES CHARGE
  ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
  YEAR OF PURCHASE MAY BE SUBJECT TO A
  CDSC OF 1%. SHARE CLASSES INVEST IN
  THE SAME UNDERLYING PORTFOLIO. AVERAGE
  ANNUAL TOTAL RETURN REFLECTS
  ANNUALIZED CHANGE WHILE TOTAL RETURN
  REFLECTS AGGREGATE CHANGE. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS AND
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION DATE
    FOR THE SALOMON BROTHERS 30-YEAR
    GNMA INDEX IS 12/31/79. AS A RESULT,
    WE ARE UNABLE TO ILLUSTRATE THE LIFE
    OF FUND PERFORMANCE (SINCE 10/1/79)
    FOR KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS A SHARES. IN
    COMPARING KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS A SHARES
    PERFORMANCE TO THE SALOMON BROTHERS
    30-YEAR GNMA INDEX, YOU SHOULD ALSO
    NOTE THAT THE FUND'S PERFORMANCE
    REFLECTS THE APPLICABLE SALES
    CHARGE, WHILE NO SUCH CHARGES ARE
    REFLECTED IN THE PERFORMANCE OF THE
    INDEX.

 +THE SALOMON BROTHERS 30-YEAR GNMA
  INDEX IS UNMANAGED, IS ON A TOTAL
  RETURN BASIS WITH ALL DIVIDENDS
  REINVESTED AND IS COMPRISED OF GNMA
  30-YEAR PASS THROUGHS OF SINGLE FAMILY
  AND GRADUATED PAYMENT MORTGAGES. IN
  ORDER FOR A GNMA COUPON TO BE INCLUDED
  IN THE INDEX, IT MUST HAVE AT LEAST
  $200 MILLION OF OUTSTANDING COUPON
  PRODUCT. SOURCE IS SALOMON BROTHERS
  INC.

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  TOWERSDATA.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

----------------------------------------------------------------------------------------------------
                                                ON 10/31/98   ON 10/31/97
----------------------------------------------------------------------------------------------------
GNMA                                                84%           87%
----------------------------------------------------------------------------------------------------
OTHER MORTGAGE-BACKED SECURITIES                     3             5
----------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES                     1            --
----------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES              5             6
----------------------------------------------------------------------------------------------------
LONG-TERM GOVERNMENT SECURITIES                      5             2
----------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                 2            --
----------------------------------------------------------------------------------------------------
                                                   100%          100%

                                               [PIE CHART]    [PIE CHART]

YEARS TO MATURITY

----------------------------------------------------------------------------------------------------
                                     ON 10/31/98              ON 10/31/97
----------------------------------------------------------------------------------------------------
LESS THAN 5                               47%                      38%
----------------------------------------------------------------------------------------------------
5-10 YEARS                                46                       60
----------------------------------------------------------------------------------------------------
11-20 YEARS                                2                        1
----------------------------------------------------------------------------------------------------
21+ YEARS                                  5                        1
----------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS                       2                       --
----------------------------------------------------------------------------------------------------
                                         100%                     100%

                                       [PIE CHART]              [PIE CHART]

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                   ON 10/31/98               ON 10/31/97
--------------------------------------------------------------------------------
AVERAGE MATURITY                    6.1 years                 7.5 years
--------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                 COUPON
    U.S. GOVERNMENT OBLIGATIONS                    TYPE           RATE      MATURITY      PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL
    MORTGAGE ASSOCIATION - 84.4%
    (Cost: $2,811,998)
                                            Pass-through          6.00%     2023-2028        $ 63,956         $   63,432
                                            certificates          6.50      2023-2028         472,126            477,546
                                                                  7.00      2011-2028         878,279            899,290
                                                                  7.50      2007-2028         675,838            696,285
                                                                  8.00      2016-2027         480,845            499,189
                                                                  8.50      2016-2028          85,853             90,738
                                                                  9.00      2005-2028          82,407             88,435
                                                                  9.50      2009-2027          35,479             38,429
                                                                 10.00      2009-2022          34,194             37,645
                                                                 10.50      2013-2021          14,093             15,538
                                            ----------------------------------------------------------------------------
                                                                                                               2,906,527
------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY
    SECURITIES - 10.1%
    (Cost: $336,813)
                                            Bonds                10.75           2003          39,965             49,992
                                                                 12.375          2004          28,000             38,618
                                                                 12.75           2010          49,820             73,290
                                                                 11.75           2014          50,930             79,952
                                                                  8.125          2021          63,500             85,854
                                                                  8.00           2021          14,950             20,024
                                            ----------------------------------------------------------------------------
                                                                                                                 347,730
------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL
    MORTGAGE ASSOCIATION - 2.5%
    (Cost: $84,665)
                                            Agency notes          6.00           2008          41,300             43,823
                                            Pass-through          6.50           2026             517                521
                                            certificates          7.50           2027             462                474
                                                                  8.00      2005-2024           4,777              4,940
                                                                  9.00      2024-2025          33,304             35,011
                                            ----------------------------------------------------------------------------
                                                                                                                  84,769
------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME LOAN
    MORTGAGE CORPORATION - 1.5%
    (Cost: $52,688)
                                            Pass-through          7.50           2012          23,830             24,530
                                            certificates          9.50           2020          26,214             27,951
                                            ----------------------------------------------------------------------------
                                                                                                                  52,481
                                            ----------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT OBLIGATIONS--98.5%
                                            (Cost: $3,286,164)                                                 3,391,507
                                            ----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS - 2.8%
    (Cost: $95,000)
                                            Yield--5.58%
                                            Due--November 1998                                 95,000             95,004
                                            ----------------------------------------------------------------------------
                                            TOTAL INVESTMENTS--101.3%
                                            (Cost: $3,381,164)                                                 3,486,511
                                            ----------------------------------------------------------------------------
                                            LIABILITIES, LESS CASH AND OTHER ASSETS--(1.3)%                      (44,299)
                                            ----------------------------------------------------------------------------
                                            NET ASSETS--100%                                                  $3,442,212
                                            ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $3,381,164,000 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $106,926,000, the gross unrealized depreciation was $1,579,000 and the net unrealized appreciation on investments was $105,347,000.

See accompanying Notes to Financial Statements.
                                                                               9

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER U.S. GOVERNMENT SECURITIES FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Kemper U.S. Government Securities Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Government Securities Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          December 14, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $3,381,164)                                              $3,486,511
--------------------------------------------------------------------------
Cash                                                                 6,710
--------------------------------------------------------------------------
Receivable for:
  Interest                                                          31,001
--------------------------------------------------------------------------
  Investments sold                                                   2,139
--------------------------------------------------------------------------
  Fund shares sold                                                   2,485
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,528,846
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             80,763
--------------------------------------------------------------------------
  Fund shares redeemed                                               2,802
--------------------------------------------------------------------------
  Management fee                                                     1,196
--------------------------------------------------------------------------
  Administrative services fee                                          583
--------------------------------------------------------------------------
  Distribution services fee                                             96
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,020
--------------------------------------------------------------------------
  Trustees' fees                                                       174
--------------------------------------------------------------------------
    Total liabilities                                               86,634
--------------------------------------------------------------------------
NET ASSETS                                                      $3,442,212
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS

Paid-in capital                                                 $3,923,939
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (606,842)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         105,347
--------------------------------------------------------------------------
Undistributed net investment income                                 19,768
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,442,212
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($3,285,516 / 371,026 shares outstanding)                          $8.86
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                        $9.28
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($128,735 / 14,553 shares outstanding)                             $8.85
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($23,931 / 2,699 shares outstanding)                               $8.87
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($4,030 / 455 shares outstanding)                                  $8.85
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended October 31, 1998

(IN THOUSANDS)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
Interest income                                                 $254,270
------------------------------------------------------------------------
Expenses:
  Management fee                                                  14,451
------------------------------------------------------------------------
  Administrative services fee                                      6,670
------------------------------------------------------------------------
  Distribution services fee                                          782
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           5,985
------------------------------------------------------------------------
  Reports to shareholders                                            637
------------------------------------------------------------------------
  Professional fees                                                   86
------------------------------------------------------------------------
  Trustees' fees and other                                           141
------------------------------------------------------------------------
    Total expenses                                                28,752
------------------------------------------------------------------------
NET INVESTMENT INCOME                                            225,518
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments (including
    options purchased)                                            70,514
------------------------------------------------------------------------
  Net realized gain from futures transactions                      2,412
------------------------------------------------------------------------
    Net realized gain                                             72,926
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (44,320)
------------------------------------------------------------------------
Net gain on investments                                           28,606
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $254,124
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    YEAR ENDED OCTOBER 31,
                                                                -------------------------------
                                                                   1998                 1997
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                         $  225,518              281,716
-----------------------------------------------------------------------------------------------
  Net realized gain                                                 72,926                  955
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (44,320)              23,068
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               254,124              305,739
-----------------------------------------------------------------------------------------------
Net equalization charges                                                --              (20,125)
-----------------------------------------------------------------------------------------------
Distribution from net investment income                           (235,465)            (279,008)
-----------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (218,474)            (527,736)
-----------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (199,815)            (521,130)
-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of year                                                3,642,027            4,163,157
-----------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment
income of $19,768 and $123,562, respectively)                   $3,442,212            3,642,027
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper U.S. Government Securities Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. An exchange-traded options contract on securities, futures and other financial instruments is valued at its most recent sale price on such exchange. If no sales occurred, the options contract is valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The fund may purchase securities with delivery or payment to occur at a later date. At the time the fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time the fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At October 31, 1998, the fund

NOTES TO FINANCIAL STATEMENTS



                             had $78,896,000 in purchase commitments outstanding (2% of net assets), with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $606,764,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized, or it will expire during the period 2002 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to November 1, 1997, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of November 1, 1997, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in capital previously reported through October 31, 1997 by $98,702,000.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .45% of the first $250 million of average daily net assets declining to .32% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $14,451,000 for the year ended October 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management

NOTES TO FINANCIAL STATEMENTS


                             agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                          COMMISSIONS
                                                                                        ALLOWED BY KDI
                                                                 COMMISSIONS     -----------------------------
                                                               RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                               ---------------   -------------   -------------
                             Year ended October 31, 1998          $227,000         1,655,000         8,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC        DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI       BY KDI TO FIRMS
                                                                  -----------------   ----------------------
                             Year ended October 31, 1998              $970,000              1,437,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                        ASF PAID BY KDI
                                                                 ASF PAID BY      ----------------------------
                                                               THE FUND TO KDI    TO ALL FIRMS   TO AFFILIATES
                                                              -----------------   ------------   -------------
                             Year ended October 31, 1998         $6,670,000        6,718,000        27,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $3,275,000 for the year ended October 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1998, the fund made no direct payments to its officers and incurred trustees' fees of $55,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $5,431,404

                             Proceeds from sales                       5,772,054

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                      YEAR ENDED OCTOBER 31,
                                                              1998                              1997
                                                    ------------------------           -----------------------
                                                     SHARES         AMOUNT             SHARES         AMOUNT
                             ---------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                 31,438       $ 270,880            15,238       $ 122,908
                             ---------------------------------------------------------------------------------
                              Class B                  9,910          87,882             3,091          26,702
                             ---------------------------------------------------------------------------------
                              Class C                  2,477          21,982               512           4,408
                             ---------------------------------------------------------------------------------
                              Class I                    713           6,328               357           3,119
                             ---------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                 14,264         127,311            18,612         161,490
                             ---------------------------------------------------------------------------------
                              Class B                    428           3,389               354           3,074
                             ---------------------------------------------------------------------------------
                              Class C                     72             595                48             421
                             ---------------------------------------------------------------------------------
                              Class I                     32             258                36             310
                             ---------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                (78,196)       (685,295)          (97,936)       (821,052)
                             ---------------------------------------------------------------------------------
                              Class B                 (3,909)        (34,468)           (2,690)        (23,510)
                             ---------------------------------------------------------------------------------
                              Class C                 (1,011)         (8,949)             (303)         (2,616)
                             ---------------------------------------------------------------------------------
                              Class I                   (948)         (8,387)             (342)         (2,990)
                             ---------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                    544           4,806               154           1,337
                             ---------------------------------------------------------------------------------
                              Class B                   (544)         (4,806)             (154)         (1,337)
                             ---------------------------------------------------------------------------------
                              NET DECREASE
                              FROM CAPITAL
                              SHARE TRANSACTIONS                   $(218,474)                        $(527,736)
                             ---------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the fund and its broker as the market value of the futures contract fluctuates. At October 31, 1998, the market value of assets pledged by the fund to cover margin requirements for open futures positions was $5,241,000. The fund also had liquid securities in its portfolio in excess of the face amount of the following open futures positions at October 31, 1998 (in thousands):

                                                        FACE                 EXPIRATION
                                       TYPE            AMOUNT    POSITION      MONTH      GAIN (LOSS)
                             ------------------------------------------------------------------------

                             U.S. Treasury Bond       $100,462    Long      December '98     $(817)
                             ------------------------------------------------------------------------

                             U.S. Treasury Note         90,874   Short      December '98       308
                             ------------------------------------------------------------------------

                               TOTAL                                                         $(509)
                             ------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



                                                    -----------------------------------
                                                                     CLASS A
                                                              YEAR ENDED OCTOBER 31,
                                                    -----------------------------------
                                                    1998    1997   1996   1995    1994
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of year                  $8.81   8.74   8.92    8.35    9.29
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .58    .64    .63     .66     .67
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .07    .06   (.17)    .56    (.97)
---------------------------------------------------------------------------------------
Total from investment operations                      .65    .70    .46    1.22    (.30)
---------------------------------------------------------------------------------------
Less distribution from net investment income          .60    .63    .64     .65     .64
---------------------------------------------------------------------------------------
Net asset value, end of year                        $8.86   8.81   8.74    8.92    8.35
---------------------------------------------------------------------------------------
TOTAL RETURN                                         7.64%  8.41   5.36   15.24   (3.37)
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------
Expenses                                              .80%   .78    .77     .72     .75
---------------------------------------------------------------------------------------
Net investment income                                6.50%  7.34   7.17    7.68    7.58
---------------------------------------------------------------------------------------

                                                    -----------------------------------------
                                                                       CLASS B
                                                      YEAR ENDED OCTOBER 31,       MAY 31 TO
                                                    ---------------------------   OCTOBER 31,
                                                    1998    1997   1996   1995       1994
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.80   8.73   8.91    8.34       8.67
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .49    .56    .54     .58        .28
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .08    .06   (.17)    .56       (.38)
---------------------------------------------------------------------------------------------
Total from investment operations                      .57    .62    .37    1.14       (.10)
---------------------------------------------------------------------------------------------
Less distribution from net investment income          .52    .55    .55     .57        .23
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.85   8.80   8.73    8.91       8.34
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        6.67%  7.40   4.36   14.18      (1.15)
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                             1.71%  1.73   1.73    1.69       1.71
---------------------------------------------------------------------------------------------
Net investment income                                5.59%  6.39   6.21    6.71       7.09
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                    -----------------------------------------
                                                                       CLASS C
                                                    -----------------------------------------
                                                      YEAR ENDED OCTOBER 31,       MAY 31 TO
                                                    ---------------------------   OCTOBER 31,
                                                    1998    1997   1996   1995       1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $8.82   8.75   8.93    8.35       8.67
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .49    .56    .55     .60        .29
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .08    .06   (.17)    .56       (.38)
---------------------------------------------------------------------------------------------
Total from investment operations                      .57    .62    .38    1.16       (.09)
---------------------------------------------------------------------------------------------
Less distribution from net investment income          .52    .55    .56     .58        .23
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.87   8.82   8.75    8.93       8.35
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        6.66%  7.42   4.40   14.33      (1.01)
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                             1.67%  1.68   1.70    1.64       1.68
---------------------------------------------------------------------------------------------
Net investment income                                5.63%  6.44   6.24    6.76       7.12
---------------------------------------------------------------------------------------------

                                                    ---------------------------------
                                                                   CLASS I
                                                    ---------------------------------
                                                    YEAR ENDED OCTOBER
                                                            31,            JULY 3 TO
                                                    -------------------   OCTOBER 31,
                                                    1998    1997   1996      1995
Per Share Operating Performance
Net asset value, beginning of period                $8.81   8.74   8.92       8.88
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .59    .66    .64        .22
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .07    .06   (.17)       .04
-------------------------------------------------------------------------------------
Total from investment operations                      .66    .72    .47        .26
-------------------------------------------------------------------------------------
Less distribution from net investment income          .62    .65    .65        .22
-------------------------------------------------------------------------------------
Net asset value, end of period                      $8.85   8.81   8.74       8.92
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        7.75%  8.60   5.56       3.02
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------
Expenses                                              .57%   .60    .59        .53
-------------------------------------------------------------------------------------
Net investment income                                6.73%  7.52   7.35       7.07
-------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                              YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                             1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)  $3,442,212   3,642,027   4,163,157   4,738,415   4,941,151
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                          150%        261         391         362       1,000
----------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding during the year ended October 31, 1998.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

DANIEL PIERCE                     MARK S. CASADY                    RICHARD L. VANDENBERG
Chairman and Trustee              President                         Vice President

DAVID W. BELIN                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
LEWIS A. BURNHAM                                                    MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           THOMAS W. LITTAUER                Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   ELIZABETH C. WERTH
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
DONALD R. JONES                                                     BRENDA LYONS
Trustee                           ROBERT C. PECK, JR.               Assistant Treasurer
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           KATHRYN L. QUIRK
                                  Vice President
WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee


----------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
----------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
----------------------------------------------------------------------------------
INVESTMENT MANAGER                    KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

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Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Income Funds prospectus.

KGSF - 2 (12/98) 1061600